UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Sep. 30, 2022	Mar. 31, 2022
Ordinary shares, par value (in US dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized (in shares)	500,000,000	500,000,000
Ordinary shares, shares issued (in shares)	69,763,933	69,763,933
Ordinary shares, shares outstanding (in shares)	68,598,050	68,598,050
Treasury stock (in shares)	1,165,883	1,165,883